                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Numbers 333-111713 and 333-113274) previously filed by Outdoor Channel Holdings, Inc. of our report on the consolidated financial statements of the Company as of December 31, 2003 and 2002 and for the years then ended, which report appears in this Annual Report on Form 10-KSB for the year ended December 31, 2003.


/s/ J. H. COHN LLP


March 30, 2004